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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

                                                                    EXHIBIT (21)

SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT

A. Subsidiaries of Sonoco Products Company, pursuant to Regulation S-K 601, as of December 31, 1994 are:

         1. KMI Continental Fibre Drum, Inc., 100%-owned domestic subsidiary incorporated in the State of Delaware.

                 a. Sonoco Fibre Drum, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

         2. Paper Stock Dealers, Inc., 100%-owned domestic subsidiary, incorporated in the State of North Carolina.

         3. Sonoco Plastic Drum, Inc., 100%-owned domestic subsidiary, incorporated in the State of Illinois.

                 a. Sonoco Plastic Drum Southwest Division, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Texas.

                 b. Sonoco Plastic Drum Southeast Division, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Kentucky.

         4. Southern Plug & Manufacturing Co. Inc., 100%-owned domestic subsidiary, incorporated in the State of Louisiana.

                 a. Pelican Plug, 100%-owned domestic subsidiary, incorporated in the State of Louisiana.

                 b. Boltz Manufacturing, 100%-owned domestic subsidiary, incorporated in the State of Louisiana.

                 c. Memphis Wood Products, 100%-owned domestic subsidiary, incorporated in the State of Tennessee.
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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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         5.      Grupo Sonoco, S.A. de C.V., 100%-owned Mexican subsidiary.

                 a. Sonoco de Mexico, S.A. de C.V., 100%-owned Mexican subsidiary.

                 b. Manufacturas Gargo, S.A. de C.V., 100%-owned Mexican subsidiary.

                 c. Fibro Tambor, S.A. de C.V., 100%-owned Mexican subsidiary.

                          1. Direccion Ejecutiva, S.A. de C.V., 100%-owned Mexican subsidiary.

                 d. Inmobiliaria Sonomex Direccion, S.A. de C.V., 100%-owned Mexican subsidiary.

                 e. Direccion Integral Industries, S.A., 100%-owned Mexican subsidiary.

                 f. Sonoco Envases, S.A. de C.V. (Smurfit), a 100%-owned Mexican subsidiary.

         6. Inversiones Sm C.A., 45%-owned Venezuelan subsidiary, (45% owned by Sonoco International).

                 a. Sonoco de Venezuela, C.A., 45%-owned Venezuelan subsidiary (45% owned by Sonoco International).

                 b. A Manufacturas de Envases de Fibra, C.A., 45%-owned Venezuelan subsidiary (45% owned by Sonoco International).

         7. SPC Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 a. SPC Capital Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 b. SPC Resources, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.
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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

                                                                    EXHIBIT (21)

SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, CONTINUED

         8. Sonoco-Crellin, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 a. Crellin International, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                          1.      Crellin, Inc., a 100%-owned domestic
                                  subsidiary, incorporated in the State of New
                                  York.

                                  a.       Crellin Europe B.V., a 100%-owned
                                           Dutch subsidiary.

                                           1.  Crellin B.V., 100%-owned Dutch
                                               subsidiary.

                          2. Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Michigan.

                          3.      Injecto Mold, a 100%-owned domestic
                                  subsidiary, incorporated in the State of Illinois.

         9. Engraph, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 a. Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                 b. E L R, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                          1. Screen Graphics, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Tennessee.

                          2. Graphic Resources, Inc., a 100%-owned domestic subsidiary, incorporated in the State of Kentucky.

                 c. Polaris, Inc., a 100%-owned domestic subsidiary, incorporated in the State of New Jersey.

                 d.       Engraph Mexico S.A. de C.V., a 100%-owned Mexican
                          subsidiary.
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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, CONTINUED


         10. Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in the State of South Carolina.

         11. Sonoco International, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                 a.       Sonoco Limited, 100%-owned Canadian subsidiary.

                          1. Coretech Sonoco Holdings Limited, 50%-owned Canadian subsidiary.

                                  a. Coretech Sonoco Limited, a 50%-owned Canadian subsidiary.

                                  b.       Roll Packaging Technology, Inc.,
                                           50%-owned Canadian subsidiary.

                          2. Montreal Recycled Paperboard, 50%-owned Canadian subsidiary.

                          3.      Ontario Inc., a 50%-owned Canadian subsidiary.

                                  a.       Fibre Resource Recovery Corp.,
                                           50%-owned Canadian subsidiary.

                          4.      SW, Inc., a 60%-owned Canadian subsidiary.

                                  a.       Cascades Conversion Inc., a
                                           30%-owned Canadian subsidiary.

                 b. Sonoco Colombiana, S.A., 100%-owned Colombian subsidiary.

                 c. Sonoco of Puerto Rico, Inc., 100%-owned domestic subsidiary, incorporated in the State of South Carolina.


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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, CONTINUED

                 d. Sonoco U.K. Limited Inc., 100%-owned subsidiary incorporated in the State of Delaware, holder of securities in:

                          1. Sonoco Products Company U.K. Limited, 100%-owned U.K. subsidiary.

                                  a.       Sonoco Holdings Limited, 100%-owned
                                           English subsidiary.  The
                                           subsidiaries and affiliate of Sonoco
                                           Holdings Limited include:

                                           1.      Sonoco Board Mills Limited.

                                           2.      Sonoco Limited.

                                           3.      Sonoco U.K. Leasing Limited.

                                           4.      Sonoco Europe Limited.

                                           5.      Sonoco Polysack Limited.

                                           6.      CMB Sonoco Composites,
                                                   51%-owned English
                                                   subsidiary.*

                                                   a.     CMB Sonoco Composites
                                                          S.A., 51%-owned
                                                          French subsidiary. *

                                           7.      T.P.T. Board Mills Limited.

                                           8.      T.P.T. Limited.

                                           9.      Capseals Limited.


                                           *In January 1995, the Company
                                            acquired the remaining 49%
                                            interests in CMB Sonoco Composites
                                            and CMB Sonoco Composites S.A.
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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, CONTINUED

                          2. Sonoco Packaging Limited, 100%-owned U.K. subsidiary. Subsidiaries of Sonoco Packaging Limited, all of which are 100%-owned U.K. companies, include:

                                  a.       Sonoco Capseals Liners Limited.

                                  b.       Sonoco Packaging Tapes Limited.

                                  c.       Sonoco Reels Limited.

                                           1.      Unit Reels and Drums Limited.

                                  d.       The Grove Mill Paper Company Limited.

                                  e.       Capseals Liners Limited.

                                  f.       Healthfield Reels Limited.

                                  g.       Nathaniel Lloyd & Co. Limited.

                                  h.       Cap Liners Limited.

                          3. The Harland Group Limited, 100%-owned U.K. subsidiary.

                                  a.       Harlands Ltd., 100%-owned U.K.
                                           subsidiary.

                                  b.       Harland France SARL, 100%-owned
                                           French subsidiary.

                                  c.       Harland Machine Systems Limited,
                                           100%-owned U.K. subsidiary.

                                  d. Trident Graphics Limited, 100%-owned U.K. subsidiary.

                                  e.       Harlands of America, Inc.,
                                           100%-owned subsidiary, incorporated
                                           in the State of Delaware.

                 e.       Sonoco Espana, S.A., 100%-owned Spanish subsidiary.

                 f.       Sonoco Nederland B.V., 99.8%-owned Dutch subsidiary.
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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, CONTINUED

                 g. Sonoco Deutschland Holdings GmbH, 100%-owned German subsidiary.

                          1. Sonoco Deutschland GmbH, 100%-owned German subsidiary.

                          2.      Sonoco Plastics GmbH, 100%-owned German
                                  subsidiary.

                          3.      Sonoco IPD GmbH, 100%-owned German subsidiary.

                                  a.       Sonoco MBS GmbH, 100%-owned
                                           subsidiary.

                                  b.       OPV Oberrhein GmbH, 100%-owned
                                           German subsidiary.

                                  c.       Sonoco MBS GmbH and Company,
                                           100%-owned German partnership.

                                  d.       OPV Textihulsen GmbH, 100%-owned
                                           German partnership.

                          4.      Caprex AG, 72%-owned Swiss subsidiary.

                 h.       Sonoco Norge A/S, 100%-owned Norwegian subsidiary.

                 i.       Sonoco Europe, S.A., 100%-owned Belgian subsidiary.

                 j. Sonoco Australia, Pty., Ltd., 100%-owned Australian subsidiary.

                 k. Sonoco New Zealand Pty., Ltd., 100%-owned New Zealand subsidiary.

                 l. Sonoco Asia, 100%-owned British Virgin Islands subsidiary.

                 m.       Colombiana P.M., Inc., 100%-owned Delaware
                          Corporation.

                          1.      Andina de Cartones Especiales, S.A.,
                                  100%-owned Colombian subsidiary.

                 n. Sonoco SNC, 100%-owned French partnership with the following subsidiaries and affiliate:

                          1.      Sonoco Holdings, 100%-owned French subsidiary.
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             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

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SUBSIDIARIES AND AFFILIATES OF THE REGISTRANT, CONTINUED

                          a.      Lhomme S.A., 100%-owned French subsidiary.

                                  1.       Eurocore, 100%-owned Belgian
                                           subsidiary.

                                  2. Papeteries Du Rhin, 47%-owned French affiliate.

                          b.      Sonoco Alsace, S.A., 100%-owned French
                                  subsidiary.

                 o.       Cascades-Sonoco, Inc., 30%-owned Canadian subsidiary.

                 p.       Sonoco Italia, 100%-owned Italian subsidiary.

                 q. Sonoco Asia, L.L.C., 90.9%-owned limited liability company.

                          1. Sonoco Singapore, Ltd., 100%-owned Singapore subsidiary.

                                  a. Sonoco Malaysia, SDN BHD, 100%-owned Malaysian subsidiary.

                          2. Sonoco Taiwan, 100%-owned Republic of China subsidiary.

                          3.      Sonoco Thailand, 70%-owned Thai subsidiary,

                 r. Sonoco Asia Management Company, L.L.C., 70%-owned limited liability company.

B.       Affiliate companies are:

         1. Showa Products Company, Ltd., Japanese company 20%-owned by Sonoco Products Company. Showa's subsidiary and affiliate are:

                 a. Hiyoshimaru Shiko Company, Ltd., 55.6%-owned Japanese subsidiary.

                 b. Cosmos-Showa Products Company, Ltd., 33.2%-owned Republic of China affiliate.